POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that
the undersigned, James M. Kilts,
a Non-Employee Director of The
New York Times Company
(the Company),hereby constitutes
and appoints each of Solomon B.
Watson IV, Kenneth A. Richieri
and Rhonda L. Brauer, and each
of them acting individually, his
true and lawful attorneys-in-fact
to:

1. execute for and on behalf of
the undersigned Forms 3, 4 and 5
relating to the Company's Class A
Common Stock, in accordance with
Section 16(a) of the Securities
Exchange Act of 1934 (the
Exchange Act) and the rules
thereunder;

2. do and perform any and all
acts for and on behalf of the
undersigned which may be
necessary or desirable to complete
the execution of any such Form 3,
4 or 5 and the timely filing of
such form with the United States
Securities and Exchange Commission
(the SEC) and any other authority,
including the New York Stock
Exchange; and

3. take any other action of any
type whatsoever in connection
with the foregoing which, in the
opinion of such attorney-in-fact,
may be of benefit to, in the best
interest of, or legally required
by,the undersigned, it being
understood that the documents
executed by such attorney-in-fact
on behalf of the undersigned pursuant
to this Power of Attorney shall be
in such form and shall contain such
terms and conditions as such
attorney-in-fact may approve in
his or her discretion.

The undersigned hereby grants to
each such attorney-in-fact full
power and authority to do and
perform all and every act and thing
whatsoever requisite, necessary and
proper to be done in the exercise of
any of the rights and powers
herein granted, as fully to all
intents and purposes as such
attorney-in-fact might or could do
if personally present, with full
power of substitution or revocation,
hereby ratifying and confirming
that such attorney-in-fact, or his
or her substitute or substitutes,
shall lawfully do or cause to be
done by virtue of this power of
attorney and the rights and
powers herein granted.  The
undersigned acknowledges  that
the foregoing attorneys-in-fact,
in serving in such capacity at
the request of the undersigned,
are not assuming any of the
undersigned's responsibilities
to comply with Section 16 of
the Exchange Act.

This Power of Attorney shall
remain in full force and effect
until the undersigned is no longer
required to file Forms 3, 4, and 5
with respect to the undersigned's
holdings of and transactions in
securities issued by the Company,
unless earlier revoked by the
undersigned in a signed writing
delivered to the foregoing
attorneys-in-fact.




IN WITNESS WHEREOF, the undersigned
caused this Power of Attorney to be
executed as of this 16th day of
June, 2005.


s/James M. Kilts
_____________________________
James M. Kilts